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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                      February 27, 2006 (February 24, 2006)
                Date of Report (Date of earliest event reported)
                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 Evening Creek Drive South
                           San Diego, California 92128
                    (Address of principal executive offices)
                                 (858) 679-1504
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On February 24, 2006, we entered into a Restricted Common Stock Purchase Agreement with twenty-seven investors pursuant to which we issued and sold 18,750,000 shares of our common stock at a purchase price of $0.08 per share. In connection with such financing, we also issued "A" Warrants to the investors to purchase 4,687,500 shares of common stock with an exercise price of $0.10 per share, that are exercisable until February 28, 2009, and "B" Warrants to the investors to purchase 4,687,500 shares of common stock with an exercise price of $0.09 per share, that are exercisable until six months after the registration statement referred to below becomes effective. Pricing of the sale of the shares of common stock was set at 85% of the average closing bid price for the ten days prior to February 22, 2006 with the "A" Warrant set at 120% of such price and the "B" Warrant set at 110% of such price, all prices rounded to the nearest whole cent.

Two of our officers purchased an aggregate of 1,000,000 shares and were issued 250,000 "A" Warrants and 250,000 "B" Warrants on the same terms as unaffiliated investors.

We received gross proceeds from this financing of $1.5 million. We paid no placement fees. We expect to use the net proceeds of the financing for working capital purposes.

We offered and sold the shares and warrants without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The shares and warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares and the warrants issued, and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act prior to issuance.

In connection with this financing, we agreed to use our best efforts to prepare and file on or before March 31, 2006 a registration statement covering the resale of the shares of common stock sold in the financing as well as the shares of common stock issuable upon the exercise of the warrants. There are no penalties or liquidated damages in connection with our obligation to file such registration statement or effectiveness thereof.

The "A" Warrants and "B" Warrants contain provisions that will adjust the exercise price in the event we effect stock splits, or in the event we sell shares of our common stock at a purchase price, or securities convertible into shares of common stock, less than the exercise price of the applicable warrant. The warrants also provide that after one year, if a registration statement is not effective for the resale of the underlying shares, then the holder may choose to exercise the warrant on a cashless exercise basis, as defined in the warrant, resulting in an issuance of net shares with no cash payment.

This financing triggers anti-dilution provisions of certain of our outstanding securities. The exercise price on warrants exercisable for 4,070,000 shares of common stock adjusts from $0.50 per share to $0.08 per share, the exercise price on warrants exercisable for 2,112,500 shares of common stock adjusts from $0.19 per share to $0.08 per share, the conversion price on $1,500,000 of our 12% subordinated promissory notes adjusts from $0.19 per share to $0.08 per share and the conversion price of the stated value and accumulated dividends on outstanding shares of Series D and Series EE convertible preferred stock adjusts from $0.19 per common share to $0.08 per common share. We have 110,000 shares (stated value of $10 per preferred share) of Series D convertible preferred stock and 4,330 shares (stated value of $100 per preferred share) of Series EE convertible preferred stock outstanding.

A complete copy of the Form of Restricted Common Stock Purchase Agreement, the Form of "A" Warrant, the Form of "B" Warrant, and the related shareholder release of the Company describing the private placement financing, are filed herewith as Exhibits 10.1, 10.2, 10.3, and 99.1, respectively, and are incorporated herein by reference [except that we do not intend for any person other than the purchasers to rely upon the representations and warranties contained in the Restricted Common Stock Purchase Agreement]. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.


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Item 3.02. Unregistered Sales of Equity Securities

On February 24, 2006, we issued and sold 18,750,000 shares of our common stock, and warrants to purchase an additional 9,375,000 shares of our common stock, to selected accredited investors. For further information about the terms of this financing, please see the disclosure under Item 1.01 above.

Item 3.03 Material Modification of Rights of Security Holders.

The financing on February 24, 2006 modified the exercise prices of certain outstanding warrants exercisable into common stock and modified the common stock conversion price of certain outstanding promissory notes and shares of convertible preferred stock. For further information about the modification of the exercise and conversion prices of these outstanding securities resulting from the financing, please see the disclosure under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      10.1 Form of Restricted Common Stock Purchase Agreement, dated February 24, 2006
      10.2  Form of "A" Warrant, issued February 24, 2006
      10.3  Form of "B" Warrant, issued February 24, 2006
      99.1  Shareholder release, issued February 27, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          e.DIGITAL CORPORATION

Date:  February 27, 2006               By: /s/ ROBERT PUTNAM
                                           ------------------
                                           Robert Putnam, Senior Vice President
                                           and Secretary
                                           (Principal Financial Officer and duly
                                           authorized to sign on behalf of
                                           the Registrant)